Andy Cecere Vice Chairman and COO Kathy Rogers Vice Chairman and CFO Goldman Sachs U.S. Financial Services Conference December 9, 2015 Exhibit 99.1 U.S. BANCORP | 1

Forward-looking Statements
and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made.  These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp.  Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.  Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values.  In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk.

For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2014, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance.  The calculations of these measures are provided within or in the appendix of the presentation.  These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.
U.S. BANCORP  |  2

Agenda • Overview • Business Lines • Value Creation • Capital Management • 4Q15 Update U.S. BANCORP | 3

U.S. BANCORP  | 4
U.S. Bancorp 3Q15 Dimensions
Market value as of 12/2/15
NYSE Traded
USB
Founded
1863
Market Value
$77B
Branches
3,151
ATMs
5,001
Customers
18.5M
Assets
$416B
Deposits
$295B
Loans
$255B

Industry Position
Source: company reports, SNL and FactSet
Assets and deposits as of 9/30/15, market value as of 12/2/15
Assets
Market Value
Deposits
U.S.
U.S.
U.S.
Rank
Company
$ Billions
Rank
Company
$ Billions
Rank
Company
$ Billions
1
J.P. Morgan
2,417

1
J.P. Morgan
1,273
1
Wells Fargo
281
2
Bank of America
2,153
2
Wells Fargo
1,202
2
J.P. Morgan
245
3
Citigroup
1,808
3
Bank of America
1,162
3
Bank of America
183
4
Wells Fargo
1,751
4
Citigroup
904
4
Citigroup
161
5
U.S. Bancorp
416
5
U.S. Bancorp
295
5
U.S. Bancorp
77
6
PNC
362
6
PNC
245
6
PNC
48
7
BB&T
209
7
BB&T
148
7
BB&T
30
8
SunTrust
187
8
SunTrust
146
8
SunTrust
22
9
Fifth Third
142
9
Fifth Third
101
9
Fifth Third
16
10
Regions
125
10
Regions
97
10
Regions
13
U.S. BANCORP  | 5

Agenda • Overview • Business Lines • Value Creation • Capital Management • 4Q15 Update U.S. BANCORP | 6

Business Mix
Payment Services
•
Retail Payment Solutions
•
Corporate Payment Systems
•
Global Merchant Acquiring
Wealth Management
and Securities Services
•
Wealth Management
•
Asset Management
•
Corporate Trust Services
•
Fund Services
•
Institutional Trust & Custody
Consumer and Small
Business Banking
•
Branch Banking
•
Small Business Banking
•
Consumer
Lending
•
Mortgage Banking
•
Omnichannel
Wholesale Banking and
Commercial Real Estate
•
Corporate Banking
•
Commercial Banking
•
Commercial Real Estate
Revenue Mix
By Business Line
Consumer and
Small Business
Banking
Payment Services
Wealth Mgmt and
Securities Services
Wholesale
Banking and
Commercial
Real Estate
U.S. BANCORP  | 7

Payment Services
Business Line Summary
•
Provides a full suite of payment processing services to
consumers, small businesses, corporations and
merchants
–
a
unique
position
versus
other
banks
•
Expanding internationally in merchant acquiring through
continued investment in partnerships and our international
merchant payment platform
•
Leading player in payments innovation and emerging
technologies including enhanced security and
authentication
Business Line Scale
Ranking
Annual Volume
•
#5 U.S. credit card issuer
$64 billion
•
#5 U.S. debit card issuer
$58 billion
•
#3 U.S. corporate card issuer
$54 billion
•
#5 U.S. merchant acquirer /
$375 billion
#4 European merchant acquirer
Retail Payment
Solutions
60%
Global
Merchant
Acquiring
30%
Corporate
Payment
Systems
10%
Revenue Contribution
to USB
Payment Services
Revenue Mix
30%
Source: The Nilson Report (Visa and MasterCard issuers)
Revenue contribution and mix 3Q15 YTD; Revenue contribution percentages exclude Treasury and Corporate Support (see slide 25)
Consumer and Small
Business Banking
Wealth Mgmt and
Securities Services
Wholesale Banking and
Commercial Real Estate
Payment Services
U.S. BANCORP  | 8

Consumer and Small Business Banking
Business Line Summary
•
Provides a full suite of banking products and services to
consumer and small business customers across 25-state
branch footprint
•
Differentiating U.S. Bank from competitors through
continued improvement in the customer experience,
investments in innovative products and deeper customer
relationships
•
Omnichannel strategy driving investments in industry-
leading digital channel capabilities and new state-of-the-
art branch formats
Business Line Scale
•
25 contiguous state distribution footprint;
#4 U.S. branch network;
#1 in-store and on-site branch network
•
#5 U.S. mortgage originator
•
#3 SBA lender
Mortgage
Banking
22%
Community
Banking
28%
Consumer and Small
Business Banking
Revenue Mix
42%
Metropolitan
Banking
30%
In-store and
On-site Banking
7%
Consumer
Lending
13%
Source: SNL and Inside Mortgage Finance
Revenue contribution and mix 3Q15 YTD; Revenue contribution percentages exclude Treasury and Corporate Support (see slide 25)
Revenue Contribution
to USB
Consumer and Small
Business Banking
Wealth Mgmt and
Securities Services
Wholesale Banking and
Commercial Real Estate
Payment Services
U.S. BANCORP  | 9

U.S. BANCORP  | 10
Wholesale Banking and Commercial Real Estate
Business Line Summary
•
Provides products and services to 90% of the Fortune
500 and 87% of the Fortune 1,000
•
Expanded loan capital markets and derivatives,
enhanced foreign exchange capabilities, added high-
grade fixed income and municipal bond capabilities
•
National Commercial Real Estate business is
relationship-based and serves strong national and
regional developers
Business Line Scale
•
$3.0 billion of revenue in 2014, $84 billion in loans and
$87 billion in deposits (3Q15 average balances)
•
A leading treasury management provider
•
A leading provider of banking services to federal, state and municipal governments
Corporate
Banking
63%
Commercial
Real Estate
20%
Commercial
Banking
17%
Wholesale Banking
and Commercial RE
Revenue Mix
Revenue contribution and mix 3Q15 YTD; Revenue contribution percentages exclude Treasury and Corporate Support (see slide 25)
Revenue Contribution
to USB
Consumer and Small
Business Banking
Wealth Mgmt and
Securities Services
Wholesale Banking and
Commercial Real Estate
Payment Services
17%

U.S. BANCORP  | 11
Wealth Management and Securities Services
Business Line Summary
•
Delivers a full array of wealth management services
through differentiated service delivery models to address
the needs of a broad range of clients
•
Leading provider of corporate trust services in the U.S.
with a growing international presence
•
Continued opportunity to expand all businesses through
new products and services, building deeper relationships
and strategic acquisitions
Business Line Scale
•
$126 billion in assets under management and $5.1 trillion
in assets under administration
•
#1 U.S. corporate trustee
•
#1 U.S. municipal trustee
•
#1 U.S. structured trustee
•
#3 Third party mutual fund servicer
Wealth
Management
40%
Fund
Services
20%
Corporate
Trust
30%
Revenue Contribution
to USB
Wealth Mgmt and
Securities Services
Revenue Mix
Source: Securities Data Corp (corporate trust) based on number of issues, Investment Company Institute (fund services)
Revenue contribution and mix 3Q15 YTD; Revenue contribution percentages exclude Treasury and Corporate Support (see slide 25)
US Bank
Asset Mgmt
1%
Institutional
Trust & Custody
9%
Consumer and Small
Business Banking
Wealth Mgmt and
Securities Services
Wholesale Banking and
Commercial Real Estate
Payment Services
11%

Agenda • Overview • Business Lines • Value Creation • Capital Management • 4Q15 Update U.S. BANCORP | 12

Diversified Revenue
Revenue Mix
By Business Line
Consumer and
Small Business
Banking
42%
Payment Services
30%
Wealth Mgmt and
Securities Services
11%
Wholesale
Banking and
Commercial
Real Estate
17%
Fee Income / Total Revenue
46%
45%
45%
45%
35%
40%
45%
50%
55%
2012
2013
2014
3Q15 YTD
3Q15 YTD, taxable-equivalent basis
Business line revenue percentages exclude Treasury and Corporate Support (see slide 25)
55%
45%
U.S. BANCORP  | 13

Low Risk Balance Sheet
1.30%
1.38%
1.66%
1.71%
1.72%
1.75%
1.68%
2.19%
2.37%
2.39%
0.00%
1.00%
2.00%
3.00%
4.00%
3Q14
4Q14
1Q15
2Q15
3Q15
Up 50 bps Immediate
Up 200 bps Gradual
•
The Company uses net interest
income simulation analysis for
measuring and analyzing
consolidated interest rate risk,
running 28 interest rate risk
scenarios
•
Projections are largely dependent
on assumptions of noninterest-
bearing deposit runoff and non-
maturity deposit re-pricing
–
We are appropriately conservative
•
The Company is currently asset
sensitive
•
Well positioned for rising rates
Sensitivity of Net Interest Income
Key Points
U.S. BANCORP  | 14

Best in Class Debt Rating
Debt ratings: holding company as of 12/2/15
USB is highest rated peer bank across all rating agencies
•
Funding advantage
•
Competitive advantages
–
Pricing
–
Flight-to-quality
–
Sales Force
Confidence
Rating
Outlook
Rating
Outlook
Rating
Outlook
Rating
Outlook
USB
A1
s
A+
s
AA
s
AA
s
WFC
A2
s
A
s
AA-
s
AA
s
BBT
A2
s
A-
s
A+
s
A (high)
s
JPM
A3
s
A-
s
A+
s
A (high)
s
PNC
A3
s
A-
s
A+
s
A (high)
s
BAC
Baa1
s
BBB+
s
A
s
A (low)
s
FITB
Baa1
s
BBB+
s
A
s
A (low)
s
STI
Baa1
s
BBB+
s
A-
s
A (low)
s
KEY
Baa1
wn
BBB+
on
A-
on
BBB (high)
s
RF
Baa3
s
BBB
s
BBB
s
BBB
s
S&P
Fitch
DBRS
Moody's
U.S. BANCORP  | 15

U.S. BANCORP  | 16
Source: SNL; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC
Revenue contribution percentages exclude Treasury and Corporate Support (see slide 25)
3Q10 Loans
$195 billion
3Q15 Loans
$255 billion
Commercial
Commercial Real Estate
Res Mtg and Home Equity
Credit Card
Other Retail
Covered
24%
18%
25%
15%
10%
8%
33%
17%
27%
14%
2%
7%
Ending Loans
Achieving Growth
Ending Deposits
USB   +31%
Peer
Median
+17%
Total Revenue
3Q10 Deposits
$187 billion
3Q15 Deposits
$295 billion
22%
55%
23%
28%
60%
12%
Noninterest Bearing
Checking and Savings
Time
USB   +58%
Peer
Median
+24%
USB   +13%
-4%
3Q10 YTD Revenue
$13.4 billion
3Q15 YTD Revenue
$15.1 billion
Payment Services
Consumer and
Small Business Banking
Wealth Management
and Securities Services
Wholesale Banking
and Commercial Real Estate
20%
8%
28%
44%
17%
11%
30%
42%
Peer
Median

U.S. BANCORP  | 17
Strong Credit Quality
$ in millions
Net Charge-offs
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Nonperforming Assets
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)
$336
$308
$279
$296
$292
0.55%
0.50%
0.46%
0.48%
0.46%
0.00%
0.75%
1.50%
2.25%
3.00%
0
130
260
390
520
3Q14
4Q14
1Q15
2Q15
3Q15
$1,923
$1,808
$1,696
$1,577
$1,567
0.78%
0.73%
0.69%
0.63%
0.61%
0.00%
0.75%
1.50%
2.25%
3.00%
0
700
1,400
2,100
2,800
3Q14
4Q14
1Q15
2Q15
3Q15

U.S. BANCORP  | 18
Industry Leading Returns 3Q15
Source: SNL and company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding net securities gains (losses)
Return on Average Assets
1.44%
1.32%
1.17%
1.13%
1.11%
1.07%
1.03%
0.92%
0.83%
0.82%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
14.1%
12.7%
11.5%
10.0%
9.6%
9.3%
8.2%
8.1%
7.0%
6.0%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
53.9%
56.4%
58.2%
61.3%
61.6%
64.0%
66.5%
66.7%
67.3%
67.8%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Return on Average Common Equity
Efficiency Ratio

U.S. BANCORP  | 19
High Returns on Capital
19.4%
16.0%
14.1%
13.3%
12.7%
12.1%
11.1%
10.8%
10.1%
8.9%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Source: SNL and company reports
Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC
High return / capital efficient
businesses
•
Corporate Trust
•
Merchant Processing
•
Fund Services
•
Treasury Management
•
Corporate Payments
Efficient expense platform
Disciplined capital allocation
process
Return on Tangible Common Equity
3Q15 YTD

Agenda • Overview • Business Lines • Value Creation • Capital Management • 4Q15 Update U.S. BANCORP | 20

U.S. BANCORP  | 21
Capital Management
Earnings
29%
31%
32%
32%
32%
42%
41%
38%
44%
48%
0%
25%
50%
75%
100%
2013
2014
1Q15
2Q15
3Q15
Dividends
Share Repurchases
•
Annual dividend increased from
$0.98 to $1.02 per share in 2Q15,
a 4.1% increase
•
Five-quarter authorization to
repurchase up to $3.0 billion of
outstanding stock effective
April 1, 2015
•
CET1* at 9.2% in 3Q15, above
target of 8.0%
Capital Actions
Reinvest and
Acquisitions
Dividends
Share
Repurchases
20 -
40%
30 -
40%
30 -
40%
Payout Ratio
80%
70%
76%
71%
72%
* Common equity tier 1 capital to risk-weighted assets estimated for the Basel III fully implemented standardized approach (see slide 26)
Distribution
Target

Agenda • Overview • Business Lines • Value Creation • Capital Management • 4Q15 Update U.S. BANCORP | 22

U.S. BANCORP  | 23
•
Loan Growth:
1-1.5% growth
•
Credit Quality:
Modest increase in NCOs
•
Net Interest Margin:
Relatively stable
•
Mortgage Fees:
Lower 5-15% due to seasonality
•
Noninterest Expense:
Seasonally higher
•
Tax Rate:
Moderately higher
4Q15 Linked Quarter Update

U.S. BANCORP | 24 Appendix

U.S. BANCORP  |  25
Non-GAAP Financial Measures
Line of Business Financial Performance
Taxable-equivalent basis
$ in millions
Revenue
Line of Business Financial Performance
3Q15 YTD
Wholesale Banking and Commercial Real Estate
2,187
$
Consumer and Small Business Banking
5,334
Wealth Management and Securities Services
1,370
Payment Services
3,911
Treasury and Corporate Support
2,293
Consolidated Company
15,095
Less Treasury and Corporate Support
2,293
Consolidated Company excluding Treasury and Corporate Support
12,802
$
Percent of Total
Wholesale Banking and Commercial Real Estate
14%
Consumer and Small Business Banking
36%
Wealth Management and Securities Services
9%
Payment Services
26%
Treasury and Corporate Support
15%
Total
100%
Percent of Total excluding Treasury and Corporate Support
Wholesale Banking and Commercial Real Estate
17%
Consumer and Small Business Banking
42%
Wealth Management and Securities Services
11%
Payment Services
30%
Total
100%

(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income (loss) and other adjustments.
(3) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.
(4) Primarily reflects higher risk-weighting for mortgage servicing rights.
September 30,
June 30,
March 31,
December 31,
September 30,
(Dollars in Millions, Unaudited)
2015
2015
2015
2014
2014
Total equity
$45,767
$45,231
$44,965
$44,168
$43,829
Preferred stock
(4,756)
(4,756)
(4,756)
(4,756)
(4,756)
Noncontrolling interests
(692)
(694)
(688)
(689)
(688)
Goodwill (net of deferred tax liability) (1)
(8,324)
(8,350)
(8,360)
(8,403)
(8,503)
Intangible assets, other than mortgage servicing rights
(779)
(744)
(783)
(824)
(877)
Tangible common equity (a)
31,216
30,687
30,378
29,496
29,005
Tangible common equity (as calculated above)
31,216
30,687
30,378
29,496
29,005
Adjustments (2)
118
125
158
172
187
Common equity tier 1 capital estimated for the Basel III fully implemented standardized and advanced approaches (b)
31,334
30,812
30,536
29,668
29,192
Total assets
415,943
419,075
410,233
402,529
391,284
Goodwill (net of deferred tax liability) (1)
(8,324)
(8,350)
(8,360)
(8,403)
(8,503)
Intangible assets, other than mortgage servicing rights
(779)
(744)
(783)
(824)
(877)
Tangible assets (c)
406,840
409,981
401,090
393,302
381,904
Risk-weighted assets, determined in accordance with prescribed transitional standardized approach regulatory requirements (d)
336,227
333,177
327,709
317,398
311,914
Adjustments (3)
3,532
3,532
3,153
11,110
12,837
Risk-weighted assets estimated for the Basel III fully implemented standardized approach (e)
339,759
336,709
330,862
328,508
324,751
Risk-weighted assets, determined in accordance with prescribed transitional advanced approaches regulatory requirements
248,048
245,038
254,892
248,596
243,909
Adjustments (4)
3,723
3,721
3,321
3,270
3,443
Risk-weighted assets estimated for the Basel III fully implemented advanced approaches (f)
251,771
248,759
258,213
251,866
247,352
Ratios
Tangible common equity to tangible assets (a)/(c)
7.7

%
7.5

%
7.6

%
7.5

%
7.6

%
Tangible common equity to risk-weighted assets (a)/(d)
9.3

9.2

9.3

9.3

9.3

Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented standardized approach (b)/(e)
9.2
9.2
9.2
9.0
9.0
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented advanced approaches (b)/(f)
12.4
12.4
11.8
11.8
11.8
Non-GAAP Financial Measures
U.S. BANCORP  | 26

Goldman Sachs U.S. Financial Services Conference U.S. BANCORP | 27